UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 10, 2022

ALTITUDE INTERNATIONAL HOLDINGS, INC.

(Exact name of Registrant as specified in its Charter)

New York	000-55639	13-3778988
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4500 SE Pine Valley Street, Port St. Lucie, FL 34952

(Address of Principal Executive Offices)

772-323-0625

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 10, 2022, the Company’s Chief Executive Officer and Principal Accounting Officer determined that it will be required to restate its previously issued unaudited consolidated financial statements for the nine months ended September 30, 2021 that were previously filed on Form 10-Q on November 19, 2021. Additionally, the Company is restating the Exhibit 99.1 pro forma financial statements filed with the Form 8-K/A on August 20, 2021. The Company’s prior financial statements for these periods should therefore no longer be relied upon.

The restatements will be required to account for the acquisition of Breunich Holdings, Inc. by the Company as a reverse merger. The previously filed Form 10-Q for the nine months ended September 30, 2021 reflected the accounting for the acquisition as a business combination whereas the amendment and restatement reflects the reverse merger. The effects of the restatement are an increase in assets from approximately $1.5 million to approximately $100.3 million due to the recordation of goodwill related to the acquisition of Breunich Holdings, Inc. The goodwill booked is based on the values related to the operations of the acquired companies. At the end of the fiscal year, management will review goodwill for any impairment.

The Form 8-K/A corrects the proforma in Exhibit 99.1 to reflect the recordation of goodwill related to the reverse merger versus the business combination method as previously filed.

Management of the Company has discussed these amendments with the Company’s auditor. The corrections to the aforementioned financial statements will be summarized in amendments to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 and the Company’s Form 8-K/A filed on August 20, 2022. The amendments will be filed by the Company immediately following this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 11, 2022

ALTITUDE INTERNATIONAL, INC.

By:	/s/ Greg Breunich
Name:	Greg Breunich
Title:	Chief Executive Officer